Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2021

TABLE OF CONTENTS

YEAR TO YEAR COMPARISON	S-2

Balance Sheet Data	S-2
Average Balance Sheet Data (Continuing Operations)	S-2
Income Statement Data	S-3
Selected Data and Ratios	S-4
Credit Quality Data and Ratios	S-6

QUARTERLY COMPARISON	S-7

Balance Sheet Data	S-7
Average Balance Sheet Data (Continuing Operations)	S-7
Income Statement Data	S-8
Selected Data and Ratios	S-9
Credit Quality Data and Ratios	S-11

SEGMENT DATA	S-12

Quarter to Date Income Statement by Segment	S-13
Year to Date Income Statement by Segment	S-14

FOOTNOTES	S-15

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2021
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	Jun. 30, 2021	Dec. 31, 2020	Jun. 30, 2020
Assets:
Cash and cash equivalents	$747,007	$485,587	$$560,195
Investment securities, net of allowance for credit losses	573,027	580,270	545,607
Loans held for sale	56,833	51,643	52,992
Loans for discontinued operations (1)	23	23,765	289
Loans	4,554,198	4,789,338	5,064,803
Allowance for credit losses	(60,291)	(61,067)	(55,097)
Loans, net	4,493,907	4,728,271	5,009,706
Federal Home Loan Bank stock, at cost	11,670	17,397	25,629
Premises and equipment, net	38,682	39,512	42,753
Right-of-use assets	40,698	43,345	34,450
Goodwill	16,300	16,300	16,300
Other real estate owned ("OREO")	1,898	2,499	2,194
Bank owned life insurance ("BOLI")	99,008	68,018	67,217
Other assets and accrued interest receivable	104,257	111,718	103,243
Total assets	$6,183,310	$6,168,325	$$6,460,575

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$2,015,449	$1,871,539	$$1,780,043
Interest-bearing	2,955,145	2,842,765	3,196,685
Deposits held for assumption (1)	46,984	18,877	41,357
Total deposits	5,017,578	4,733,181	5,018,085

Securities sold under agreements to repurchase and other short-term borrowings	142,895	211,026	177,397
Operating lease liabilities	41,621	44,340	35,571
Federal Reserve Paycheck Protection Program Liquidity Facility	—	—	169,209
Federal Home Loan Bank advances	25,000	235,000	137,500
Subordinated note	41,240	41,240	41,240
Other liabilities and accrued interest payable	69,886	80,215	85,954
Total liabilities	5,338,220	5,345,002	5,664,956

Stockholders' equity	845,090	823,323	795,619
Total liabilities and stockholders' equity	$6,183,310	$6,168,325	$$6,460,575

Average Balance Sheet Data (Continuing Operations) (1)
	Three Months Ended Jun. 30,		Six Months Ended Jun. 30,
	2021	2020	2021	2020
Assets:
Federal funds sold and other interest-earning deposits	$988,171	$331,344	$885,972	$408,109
Investment securities, including FHLB stock	562,509	605,776	563,243	562,751
Loans, including loans held for sale	4,528,640	4,845,273	4,572,564	4,586,224
Total interest-earning assets	6,079,320	5,782,393	6,021,779	5,557,084
Total assets	6,435,422	6,088,152	6,360,534	5,845,797

Liabilities and Stockholders' Equity:
Noninterest-bearing deposits	$2,142,055	$1,611,026	$2,054,131	$1,348,541
Interest-bearing deposits	3,020,168	2,827,424	2,964,900	2,807,984
Securities sold under agreements to repurchase and other short-term borrowings	253,903	316,682	313,360	377,705
Federal Reserve Paycheck Protection Program Liquidity Facility	—	122,769	—	61,384
Federal Home Loan Bank advances	25,000	263,296	34,033	317,307
Subordinated note	41,240	41,240	41,240	41,240
Total interest-bearing liabilities	3,340,311	3,571,411	3,353,533	3,605,620
Stockholders' equity	849,305	797,227	842,826	788,064

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2021 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended Jun. 30,		Six Months Ended Jun. 30,
	2021	2020	2021	2020

Total interest income (2)	$51,284	$56,904	$106,566	$118,537
Total interest expense	1,646	5,092	3,550	14,253
Net interest income	49,638	51,812	103,016	104,284

Provision for expected credit loss expense	1,450	2,086	828	9,713

Noninterest income:
Service charges on deposit accounts	3,071	2,451	5,944	5,587
Mortgage banking income	4,182	8,398	11,375	13,193
Interchange fee income	3,368	2,725	6,339	5,219
Program fees	3,549	1,138	5,774	3,762
Increase in cash surrender value of BOLI	600	395	990	784
Net gains (losses) on OREO	(44)	1	(55)	4
Other	1,035	575	1,635	1,812
Total noninterest income	15,761	15,683	32,002	30,361

Noninterest expense:
Salaries and employee benefits	26,106	25,106	53,522	50,198
Technology, equipment, and communication	7,321	6,804	14,253	13,564
Occupancy	3,250	3,302	6,809	6,518
Marketing and development	1,120	969	1,851	1,710
FDIC insurance expense	418	299	714	299
Bank franchise tax expense	452	911	777	1,693
Interchange related expense	1,288	1,173	2,432	2,249
Other real estate owned and other repossession expense	2	21	(32)	39
Legal and professional fees	448	1,003	1,601	2,097
Other	2,885	3,613	5,472	6,943
Total noninterest expense	43,290	43,201	87,399	85,310

Income from continuing operations before income tax expense	20,659	22,208	46,791	39,622
Income tax expense	4,157	4,453	9,963	7,553
Income from continuing operations	16,502	17,755	36,828	32,069
Discontinued operations (1) (2):
Income (loss) from discontinued operations before income taxes	9,902	(2,611)	17,514	13,553
Income tax expense (benefit)	2,482	(660)	4,367	3,121
Income (loss) from discontinued operations, net of tax	7,420	(1,951)	13,147	10,432

Net income	$23,922	$15,804	$49,975	$42,501

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data for Discontinued Operations (1)
	Three Months Ended Jun. 30,		Six Months Ended Jun. 30,
	2021	2020	2021	2020

Total interest income (2)	$433	$650	$15,001	$22,316
Total interest expense	30	257	196	1,657
Net interest income	403	393	14,805	20,659

Provision for expected credit loss expense	(5,773)	4,448	10,111	19,581

Noninterest income:
Net refund transfer fees	5,921	2,913	18,642	18,736
Interchange fee income	113	83	169	141
Other	58	72	77	82
Total noninterest income	6,092	3,068	18,888	18,959

Noninterest expense:
Salaries and employee benefits	1,304	1,218	3,225	2,748
Other	1,062	406	2,843	3,736
Total noninterest expense	2,366	1,624	6,068	6,484

Income (loss) from discontinued operations before income taxes	9,902	(2,611)	17,514	13,553
Income tax expense (benefit)	2,482	(660)	4,367	3,121
Income (loss) from discontinued operations, net of tax	$7,420	$(1,951)	$13,147	$10,432

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios

	Three Months Ended Jun. 30,		Six Months Ended Jun. 30,
	2021	2020	2021	2020
Per Share Data:

Basic weighted average shares outstanding	20,894	21,004	20,951	21,023
Diluted weighted average shares outstanding	20,949	21,029	21,016	21,065

Period-end shares outstanding:
Class A Common Stock	18,421	18,708	18,421	18,708
Class B Common Stock	2,166	2,200	2,166	2,200

Book value per share (3)	$41.05	$38.05	$41.05	$38.05
Tangible book value per share (3)	39.85	36.93	39.85	36.93

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$1.16	$0.77	$2.42	$2.04
Basic EPS - Class B Common Stock	1.05	0.69	2.19	1.86
Diluted EPS - Class A Common Stock	1.16	0.76	2.41	2.04
Diluted EPS - Class B Common Stock	1.05	0.69	2.19	1.85

Earnings per share from continuing operations:
Basic EPS - Class A Common Stock	$0.80	$0.86	$1.78	$1.54
Basic EPS - Class B Common Stock	0.73	0.78	1.62	1.40
Diluted EPS - Class A Common Stock	0.80	0.86	1.78	1.54
Diluted EPS - Class B Common Stock	0.73	0.78	1.61	1.40

Cash dividends declared per Common share:
Class A Common Stock	$0.308	$0.286	$0.616	$0.572
Class B Common Stock	0.280	0.260	0.560	0.520

Performance Ratios:

Return on average assets	1.49%	1.04%	1.57%	1.45%
Return on average assets from continuing operations	1.03	1.17	1.16	1.10
Return on average equity	11.27	7.93	11.86	10.79
Return on average equity from continuing operations	7.77	8.91	8.74	8.14
Efficiency ratio from continuing operations (4)	66	64	65	63
Yield on average interest-earning assets from continuing operations (2)	3.37	3.94	3.54	4.27
Cost of average interest-bearing liabilities from continuing operations	0.20	0.57	0.21	0.79
Cost of average deposits from continuing operations (5)	0.10	0.31	0.12	0.45
Net interest spread from continuing operations (2)	3.17	3.37	3.33	3.48
Net interest margin from continuing operations - Total Company (2)	3.27	3.58	3.42	3.75
Net interest margin from continuing operations - Core Bank (6)	3.03	3.23	3.24	3.43

Other Information:

End of period FTEs (7) - Total Company	1,072	1,094	1,072	1,094
End of period FTEs - Core Bank	981	1,001	981	1,001
Number of full-service banking centers	42	42	42	42

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios	As of and for the		As of and for the
	Three Months Ended Jun. 30,		Six Months Ended Jun. 30,
	2021	2020	2021	2020
Credit Quality Asset Balances:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$21,621	$19,884	$21,621	$19,884
Loans past due 90-days-or-more and still on accrual	723	535	723	535
Total nonperforming loans	22,344	20,419	22,344	20,419
OREO	1,898	2,194	1,898	2,194
Total nonperforming assets	$24,242	$22,613	$24,242	$22,613

Nonperforming Assets - Core Bank (6):
Loans on nonaccrual status	$21,621	$19,884	$21,621	$19,884
Loans past due 90-days-or-more and still on accrual	—	—	—	—
Total nonperforming loans	21,621	19,884	21,621	19,884
OREO	1,898	2,194	1,898	2,194
Total nonperforming assets	$23,519	$22,078	$23,519	$22,078

Delinquent loans:
Delinquent loans - Core Bank	$9,909	$7,861	$9,909	$7,861
Delinquent loans - RPG (8)	8,809	6,185	8,809	6,185
Total delinquent loans - Total Company	$18,718	$14,046	$18,718	$14,046

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.49%	0.40%	0.49%	0.40%
Nonperforming assets to total loans (including OREO)	0.53	0.45	0.53	0.45
Nonperforming assets to total assets	0.39	0.35	0.39	0.35
Allowance for credit losses to total loans	1.32	1.09	1.32	1.09
Allowance for credit losses to nonperforming loans	270	270	270	270
Delinquent loans to total loans (9)	0.41	0.28	0.41	0.28
Net charge-offs to average loans (annualized)	0.95	1.80	0.52	1.03
Net charge-offs from continuing operations to average loans (annualized)	0.05	0.19	0.07	0.19

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.49%	0.40%	0.49%	0.40%
Nonperforming assets to total loans (including OREO)	0.53	0.44	0.53	0.44
Nonperforming assets to total assets	0.42	0.36	0.42	0.36
Allowance for credit losses to total loans	1.16	0.92	1.16	0.92
Allowance for credit losses to nonperforming loans	238	230	238	230
Delinquent loans to total loans	0.22	0.16	0.22	0.16
Net charge-offs to average loans (annualized)	—	0.04	0.02	0.01

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	Quarterly Comparison
	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020
Assets:
Cash and cash equivalents	$747,007	$984,857	$485,587	$342,028	$$560,195
Investment securities, net of allowance for credit losses	573,027	532,443	580,270	607,556	545,607
Loans held for sale	56,833	79,307	51,643	56,752	52,992
Loans for discontinued operations (1)	23	36,473	23,765	233	289
Loans	4,554,198	4,630,120	4,789,338	4,994,141	5,064,803
Allowance for credit losses	(60,291)	(75,336)	(61,067)	(59,891)	(55,097)
Loans, net	4,493,907	4,554,784	4,728,271	4,934,250	5,009,706
Federal Home Loan Bank stock, at cost	11,670	13,153	17,397	19,634	25,629
Premises and equipment, net	38,682	38,324	39,512	40,946	42,753
Right-of-use assets	40,698	41,911	43,345	43,643	34,450
Goodwill	16,300	16,300	16,300	16,300	16,300
Other real estate owned	1,898	2,015	2,499	2,056	2,194
Bank owned life insurance	99,008	68,408	68,018	67,617	67,217
Other assets and accrued interest receivable	104,257	108,565	111,718	109,431	103,243
Total assets	$6,183,310	$6,476,540	$6,168,325	$6,240,446	$$6,460,575

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$2,015,449	$2,170,109	$1,871,539	$1,855,502	$$1,780,043
Interest-bearing	2,955,145	2,995,144	2,842,765	3,115,911	3,196,685
Deposits held for assumption (1)	46,984	106,239	18,877	20,916	41,357
Total deposits	5,017,578	5,271,492	4,733,181	4,992,329	5,018,085

Securities sold under agreements to repurchase and other short-term borrowings	142,895	175,580	211,026	126,172	177,397
Operating lease liabilities	41,621	42,854	44,340	44,710	35,571
Federal Reserve Paycheck Protection Program Liquidity Facility	—	—	—	—	169,209
Federal Home Loan Bank advances	25,000	25,000	235,000	132,500	137,500
Subordinated note	41,240	41,240	41,240	41,240	41,240
Other liabilities and accrued interest payable	69,886	82,665	80,215	93,133	85,954
Total liabilities	5,338,220	5,638,831	5,345,002	5,430,084	5,664,956

Stockholders' equity	845,090	837,709	823,323	810,362	795,619
Total liabilities and stockholders' equity	$6,183,310	$6,476,540	$6,168,325	$6,240,446	$$6,460,575

Average Balance Sheet Data (Continuing Operations) (1)
	Quarterly Comparison
	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020
Assets:
Federal funds sold and other interest-earning deposits	$988,171	$782,637	$321,075	$315,597	$331,344
Investment securities, including FHLB stock	562,509	563,985	610,287	600,943	605,776
Loans, including loans held for sale	4,528,640	4,616,976	4,908,350	4,907,630	4,845,273
Total interest-earning assets	6,079,320	5,963,598	5,839,712	5,824,170	5,782,393
Total assets	6,435,422	6,284,812	6,170,486	6,151,538	6,088,152

Liabilities and Stockholders' Equity:
Noninterest-bearing deposits	$2,142,055	$1,965,230	$1,871,226	$1,846,552	$1,611,026
Interest-bearing deposits	3,020,168	2,909,017	2,977,579	2,939,063	2,827,424
Securities sold under agreements to repurchase and other short-term borrowings	253,903	373,476	241,440	241,742	316,682
Federal Reserve Paycheck Protection Program Liquidity Facility	—	—	—	53,338	122,769
Federal Home Loan Bank advances	25,000	43,167	88,533	126,250	263,296
Subordinated note	41,240	41,240	41,240	41,240	41,240
Total interest-bearing liabilities	3,340,311	3,366,900	3,348,792	3,401,633	3,571,411
Stockholders' equity	849,305	836,274	823,109	811,351	797,227

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended
	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020

Total interest income (2)	$51,284	$55,282	$57,908	$55,905	$56,904
Total interest expense	1,646	1,904	2,880	3,856	5,092
Net interest income	49,638	53,378	55,028	52,049	51,812

Provision for expected credit loss expense	1,450	(622)	2,534	5,842	2,086

Noninterest income:
Service charges on deposit accounts	3,071	2,873	3,011	3,017	2,451
Mortgage banking income	4,182	7,193	7,879	10,775	8,398
Interchange fee income	3,368	2,971	2,889	2,874	2,725
Program fees	3,549	2,225	1,846	1,487	1,138
Increase in cash surrender value of BOLI	600	390	401	400	395
Net gains (losses) on OREO	(44)	(11)	(30)	(14)	1
Other	1,035	600	701	861	575
Total noninterest income	15,761	16,241	16,697	19,400	15,683

Noninterest expense:
Salaries and employee benefits	26,106	27,416	25,220	25,207	25,106
Technology, equipment, and communication	7,321	6,932	7,595	7,402	6,804
Occupancy	3,250	3,559	3,545	3,367	3,302
Marketing and development	1,120	731	1,079	864	969
FDIC insurance expense	418	296	366	345	299
Bank franchise tax expense	452	325	972	972	911
Interchange related expense	1,288	1,144	998	1,056	1,173
Other real estate owned and other repossession expense	2	(34)	1	6	21
Legal and professional fees	448	1,153	700	1,240	1,003
FHLB advance prepayment penalties	—	—	2,108	—	—
Other	2,885	2,587	3,150	3,319	3,613
Total noninterest expense	43,290	44,109	45,734	43,778	43,201

Income from continuing operations before income tax expense	20,659	26,132	23,457	21,829	22,208
Income tax expense	4,157	5,806	3,309	4,554	4,453
Income from continuing operations	16,502	20,326	20,148	17,275	17,755
Discontinued operations (1) (2):
Income (loss) from discontinued operations before income taxes	9,902	7,612	175	3,997	(2,611)
Income tax expense (benefit)	2,482	1,885	(33)	883	(660)
Income (loss) from discontinued operations, net of tax	7,420	5,727	208	3,114	(1,951)

Net income	$23,922	$26,053	$20,356	$20,389	$15,804

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data for Discontinued Operations (1)
	Three Months Ended
	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020

Total interest income (2)	$433	$14,568	$98	$205	$650
Total interest expense	30	166	6	2	257
Net interest income	403	14,402	92	203	393

Provision for expected credit loss expense	(5,773)	15,884	(2,050)	(4,342)	4,448

Noninterest income:
Net refund transfer fees	5,921	12,721	409	1,152	2,913
Interchange fee income	113	56	28	37	83
Other	58	19	2	8	72
Total noninterest income	6,092	12,796	439	1,197	3,068

Noninterest expense:
Salaries and employee benefits	1,304	1,921	1,333	1,460	1,218
Other	1,062	1,781	1,073	285	406
Total noninterest expense	2,366	3,702	2,406	1,745	1,624

Income (loss) from discontinued operations before income taxes	9,902	7,612	175	3,997	(2,611)
Income tax expense (benefit)	2,482	1,885	(33)	883	(660)
Income (loss) from discontinued operations, net of tax	$7,420	$5,727	$208	$3,114	$(1,951)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended
	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020
Per Share Data:

Basic weighted average shares outstanding	20,894	20,997	21,037	21,026	21,004
Diluted weighted average shares outstanding	20,949	21,062	21,072	21,046	21,029

Period-end shares outstanding:
Class A Common Stock	18,421	18,628	18,697	18,715	18,708
Class B Common Stock	2,166	2,198	2,199	2,200	2,200

Book value per share (3)	$41.05	$40.22	$39.40	$38.75	$38.05
Tangible book value per share (3)	39.85	39.07	38.27	37.63	36.93

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$1.16	$1.26	$0.98	$0.98	$0.77
Basic EPS - Class B Common Stock	1.05	1.14	0.89	0.89	0.69
Diluted EPS - Class A Common Stock	1.16	1.25	0.98	0.98	0.76
Diluted EPS - Class B Common Stock	1.05	1.14	0.89	0.89	0.69

Earnings per share from continuing operations:
Basic EPS - Class A Common Stock	$0.80	$0.71	$0.97	$0.84	$0.86
Basic EPS - Class B Common Stock	0.73	0.64	0.88	0.76	0.78
Diluted EPS - Class A Common Stock	0.80	0.71	0.97	0.84	0.86
Diluted EPS - Class B Common Stock	0.73	0.64	0.88	0.76	0.78

Cash dividends declared per Common share:
Class A Common Stock	$0.308	$0.308	$0.286	$0.286	$0.286
Class B Common Stock	0.280	0.280	0.260	0.260	0.260

Performance Ratios:

Return on average assets	1.49%	1.65%	1.32%	1.33%	1.04%
Return on average assets from continuing operations	1.03	1.29	1.31	1.12	1.17
Return on average equity	11.27	12.46	9.89	10.05	7.93
Return on average equity from continuing operations	7.77	9.72	9.79	8.52	8.91
Efficiency ratio from continuing operations (4)	66	63	64	61	64
Yield on average interest-earning assets from continuing operations (2)	3.37	3.71	3.97	3.84	3.94
Cost of average interest-bearing liabilities from continuing operations	0.20	0.23	0.34	0.45	0.57
Cost of average deposits from continuing operations (5)	0.10	0.13	0.19	0.24	0.31
Net interest spread from continuing operations (2)	3.17	3.48	3.63	3.39	3.37
Net interest margin from continuing operations - Total Company (2)	3.27	3.58	3.77	3.57	3.58
Net interest margin from continuing operations - Core Bank (6)	3.03	3.46	3.48	3.25	3.23

Other Information:

End of period FTEs (7) - Total Company	1,072	1,086	1,094	1,085	1,094
End of period FTEs - Core Bank	981	990	997	993	1,001
Number of full-service banking centers	42	42	42	42	42

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended
	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020
Credit Quality Asset Balances:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$21,621	$22,004	$23,548	$20,910	$19,884
Loans past due 90-days-or-more and still on accrual	723	517	47	175	535
Total nonperforming loans	22,344	22,521	23,595	21,085	20,419
OREO	1,898	2,015	2,499	2,056	2,194
Total nonperforming assets	$24,242	$24,536	$26,094	$23,141	$22,613

Nonperforming Assets - Core Bank (6):
Loans on nonaccrual status	$21,621	$22,004	$23,548	$20,910	$19,884
Loans past due 90-days-or-more and still on accrual	—	—	5	—	—
Total nonperforming loans	21,621	22,004	23,553	20,910	19,884
OREO	1,898	2,015	2,499	2,056	2,194
Total nonperforming assets	$23,519	$24,019	$26,052	$22,966	$22,078

Delinquent Loans:
Delinquent loans - Core Bank	$9,909	$8,560	$9,713	$11,069	$7,861
Delinquent loans - RPG (8)	8,809	6,426	10,234	5,984	6,185
Total delinquent loans - Total Company	$18,718	$14,986	$19,947	$17,053	$14,046

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.49%	0.48%	0.49%	0.42%	0.40%
Nonperforming assets to total loans (including OREO)	0.53	0.53	0.54	0.46	0.45
Nonperforming assets to total assets	0.39	0.38	0.42	0.37	0.35
Allowance for credit losses to total loans	1.32	1.61	1.27	1.20	1.09
Allowance for credit losses to nonperforming loans	270	335	259	284	270
Delinquent loans to total loans (9)	0.41	0.32	0.41	0.34	0.28
Net charge-offs (recoveries) to average loans (annualized)	0.95	0.09	(0.04)	(0.27)	1.80
Net charge-offs from continuing operations to average loans (annualized)	0.05	0.09	0.13	0.07	0.19

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.49%	0.49%	0.50%	0.43%	0.40%
Nonperforming assets to total loans (including OREO)	0.53	0.53	0.56	0.47	0.44
Nonperforming assets to total assets	0.42	0.42	0.45	0.39	0.36
Allowance for credit losses to total loans	1.16	1.14	1.11	1.05	0.92
Allowance for credit losses to nonperforming loans	238	234	221	245	230
Delinquent loans to total loans	0.22	0.19	0.21	0.23	0.16
Net charge-offs to average loans (annualized)	—	0.03	0.07	0.03	0.04

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2021 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of June 30, 2021, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Mortgage Banking, Tax Refund Solutions (“TRS”), and Republic Credit Solutions (“RCS”). Management considers the first three segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last two segments collectively constitute Republic Processing Group (“RPG”) operations. The TRS segment includes continuing and discontinued operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking
Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.
Loans, investments, and deposits

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit

Mortgage Banking	Primarily originates, sells and services long-term, single-family, first-lien residential real estate loans primarily to clients in the Bank's market footprint.	Loan sales and servicing

Republic Processing Group:

Tax Refund Solutions:

Continuing Operations
Continuing operations of TRS include its RPS division and certain indirect costs that are expected to remain with RPG. The RPS division of TRS offers general-purpose reloadable cards primarily to clients outside of the Bank’s market footprint.
Prepaid Cards

Discontinued Operations
The Bank signed a definitive agreement in May 2021 to sell its TRS operations to Green Dot. These TRS operations have traditionally represented the significant majority of revenue and expense generated at the TRS segment. The TRS operations to be sold offer tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. TRS products are primarily provided to clients outside of the Bank’s market footprint.
Loans and refund transfers

Republic Credit Solutions
Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.
Unsecured, consumer loans

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2020 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2021 (continued)

Segment information for the quarters and six months ended June 30, 2021 and 2020 follows:

	Three Months Ended June 30, 2021
	Core Banking				Republic Processing Group ("RPG")
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$38,278	$6,324	$140	$44,742	$220	$4,676	$4,896	$49,638

Provision for expected credit loss expense	(77)	(65)	—	(142))	—	1,592	1,592	1,450

Mortgage banking income	—	—	4,182	4,182	—	—	—	4,182
Program fees	—	—	—	—	715	2,834	3,549	3,549
Other noninterest income	7,970	14	50	8,034	(4)	—	(4)	8,030
Total noninterest income	7,970	14	4,232	12,216	711	2,834	3,545	15,761

Total noninterest expense	36,937	1,066	3,006	41,009	1,331	950	2,281	43,290

Income (loss) from continuing operations before income tax expense	9,388	5,337	1,366	16,091	(400)	4,968	4,568	20,659
Income tax expense (benefit)	1,555	1,227	301	3,083	(156)	1,230	1,074	4,157
Income (loss) from continuing operations	7,833	4,110	1,065	13,008	(244)	3,738	3,494	16,502

Discontinued operations:
Income from discontinued operations before income taxes	—	—	—	—	9,902	—	9,902	9,902
Income tax expense	—	—	—	—	2,482	—	2,482	2,482
Income from discontinued operations, net of tax	—	—	—	—	7,420	—	7,420	7,420

Net income	$7,833	$4,110	$1,065	$13,008	$7,176	$3,738	$10,914	$23,922

Period-end assets	$4,774,765	$840,083	$46,816	$5,661,664	$389,999	$131,647	$521,646	$6,183,310

Net interest margin from continuing operations	2.97%	3.48%	NM	3.03%	NM	NM	NM	3.27%

Net-revenue concentration from continuing operations*	71%	10%	7%	88%	1%	11%	12%	100%

	Three Months Ended June 30, 2020
	Core Banking				Republic Processing Group ("RPG")
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$39,035	$6,063	$419	$45,517	$688	$5,607	$6,295	$51,812

Provision for expected credit loss expense	3,080	449	—	3,529	—	(1,443)	(1,443)	2,086

Mortgage banking income	—	—	8,398	8,398	—	—	—	8,398
Program fees	—	—	—	—	618	520	1,138	1,138
Other noninterest income	6,126	17	8	6,151	(4)	—	(4)	6,147
Total noninterest income	6,126	17	8,406	14,549	614	520	1,134	15,683

Total noninterest expense	36,688	811	2,689	40,188	2,110	903	3,013	43,201

Income (loss) from continuing operations before income tax expense	5,393	4,820	6,136	16,349	(808)	6,667	5,859	22,208
Income tax expense (benefit)	729	1,085	1,288	3,102	(193)	1,544	1,351	4,453
Income (loss) from continuing operations	4,664	3,735	4,848	13,247	(615)	5,123	4,508	17,755

Discontinued operations:
Income (loss) from discontinued operations before income taxes	—	—	—	—	(2,611)	—	(2,611)	(2,611)
Income tax expense (benefit)	—	—	—	—	(660)	—	(660)	(660)
Income (loss) from discontinued operations, net of tax	—	—	—	—	(1,951)	—	(1,951)	(1,951)

Net income (loss)	$4,664	$3,735	$4,848	$13,247	$(2,566)	$5,123	$2,557	$15,804

Period-end assets	$4,967,759	$1,028,400	$54,518	$6,050,677	$306,583	$103,315	$409,898	$6,460,575

Net interest margin from continuing operations	3.26%	3.01%	NM	3.23%	NM	NM	NM	3.58%

Net-revenue concentration from continuing operations*	67%	9%	13%	89%	2%	9%	11%	100%

*Net revenues from continuing operations represent total net interest income plus noninterest income from continuing operations. Net-revenue concentration from continuing  operations equals segment-level net revenue from continuing operations divided by total Company net revenue from continuing operations

	Six Months Ended June 30, 2021
	Core Banking				Republic Processing Group ("RPG")
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$79,380	$13,096	549	$93,025	$494	$9,497	$9,991	$103,016

Provision for expected credit loss expense	(82)	(307)	—	(389)	—	1,217	1,217	828

Mortgage banking income	—	—	11,375	11,375	—	—	—	11,375
Program fees	—	—	—	—	1,611	4,163	5,774	5,774
Other noninterest income	14,754	28	78	14,860	(7)	—	(7)	14,853
Total noninterest income	14,754	28	11,453	26,235	1,604	4,163	5,767	32,002

Total noninterest expense	74,265	2,094	6,127	82,486	2,931	1,982	4,913	87,399

Income (loss) from continuing operations before income tax expense	19,951	11,337	5,875	37,163	(833)	10,461	9,628	46,791
Income tax expense (benefit)	3,680	2,661	1,293	7,634	(271)	2,600	2,329	9,963
Income (loss) from continuing operations	16,271	8,676	4,582	29,529	(562)	7,861	7,299	36,828

Discontinued operations:
Income from discontinued operations before income taxes	—	—	—	—	17,514	—	17,514	17,514
Income tax expense	—	—	—	—	4,367	—	4,367	4,367
Income from discontinued operations, net of tax	—	—	—	—	13,147	—	13,147	13,147

Net income	$16,271	$8,676	$4,582	$29,529	$12,585	$7,861	$20,446	$49,975

Period-end assets	$4,774,765	$840,083	$46,816	$5,661,664	$389,999	$131,647	$521,646	$6,183,310

Net interest margin from continuing operations	3.21%	3.45%	NM	3.24%	NM	NM	NM	3.42%

Net-revenue concentration from continuing operations*	69%	10%	9%	88%	2%	10%	12%	100%

	Six Months Ended June 30, 2020
	Core Banking				Republic Processing Group ("RPG")
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$79,656	$10,370	$632	$90,658	$947	$12,679	$13,626	$104,284

Provision for expected credit loss expense	8,669	781	—	9,450	—	263	263	9,713

Mortgage banking income	—	—	13,193	13,193	—	—	—	13,193
Program fees	—	—	—	—	930	2,832	3,762	3,762
Other noninterest income	13,361	28	32	13,421	(15)	—	(15)	13,406
Total noninterest income	13,361	28	13,225	26,614	915	2,832	3,747	30,361

Total noninterest expense	73,335	1,614	4,685	79,634	3,879	1,797	5,676	85,310

Income (loss) from continuing operations before income tax expense	11,013	8,003	9,172	28,188	(2,017)	13,451	11,434	39,622
Income tax expense (benefit)	1,189	1,801	1,926	4,916	(477)	3,114	2,637	7,553
Income (loss) from continuing operations	9,824	6,202	7,246	23,272	(1,540)	10,337	8,797	32,069

Discontinued operations:
Income from discontinued operations before income taxes	—	—	—	—	13,553	—	13,553	13,553
Income tax expense	—	—	—	—	3,121	—	3,121	3,121
Income from discontinued operations, net of tax	—	—	—	—	10,432	—	10,432	10,432

Net income	$9,824	$6,202	$7,246	$23,272	$8,892	$10,337	$19,229	$42,501

Period-end assets	$4,967,759	$1,028,400	$54,518	$6,050,677	$306,583	$103,315	$409,898	$6,460,575

Net interest margin from continuing operations	3.52%	2.86%	NM	3.43%	NM	NM	NM	3.75%

Net-revenue concentration from continuing operations*	69%	8%	105	87%	1%	12%	13%	100%

*Net revenues from continuing operations represent total net interest income plus noninterest income from continuing operations. Net-revenue concentration from continuing  operations equals segment-level net revenue from continuing operations divided by total Company net revenue from continuing operations.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Second Quarter 2021 (continued)

Footnotes:

(1)
On May 14, 2021, the Bank entered into a definitive agreement to sell Republic Processing Group's TRS business to Green Dot. Due to the Green Dot agreement, results for the Company, the Republic Processing Group, and the TRS segment are presented within this release to reflect continuing versus discontinued operations. TRS’s continuing operations include its RPS division and certain overhead costs previously allocated to TRS that will remain with RPG. Discontinued operations are those expected to be sold to Green Dot. Interest income and expense for continuing and discontinued operations also include intercompany interest charged and earned based on the Company’s funds transfer pricing methodology.

For all periods presented, loans for discontinued operations are included within loans held for sale  on the Company’s balance sheet and deposits of discontinued operations are presented as deposits held for assumption.

Average Balance Sheet Data for continuing operations excludes average assets, average liabilities, interest income, and interest expense for discontinued operations; however, loans to and borrowings from discontinued operations are included along with their related income and expense based on the Company’s funds transfer pricing methodology.

(2)
The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The amount of loan fee income included in total interest income from continuing operations was $9.0 million and $7.5 million for the quarters ended and $20.3 million and $15.4 million for the six months ended June 30, 2021 and 2020.

The amount of loan fee income included in total interest income from continuing operations per quarter was as follows: $9.0 million (quarter ended June 30, 2021); $11.3 million (quarter ended March 31, 2021); $10.8 million (quarter ended December 31, 2020); $7.8 million (quarter ended September 30, 2020); and $7.5 million (quarter ended June 30, 2020).

Included in the above totals, fee income recognized on PPP loans totaled $3.7 million (quarter ended June 30, 2021); $5.8 million (quarter ended March 31, 2021); $4.8 million (quarter ended December 31, 2020); $2.1 million (quarter ended September 30, 2020); and $1.6 million (quarter ended June 30, 2020).

Loan fees included in discontinued operations totaled $298,000 and $207,000 for the quarters ended $14.7 million and $20.8 million for the six months ended June 30, 2021 and 2020. Loan fees per quarter included in discontinued operations totaled $298,000 (quarter ended June 30, 2021); $14.4 million (quarter ended March 31, 2021); $68,000 (quarter ended December 31, 2020); $135,000 (quarter ended September 30, 2020); and $207,000 (quarter ended June 30, 2020).

(3)
The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity in accordance with applicable regulatory requirements, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	Quarterly Comparison
(dollars in thousands, except per share data)	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020

Total stockholders' equity - GAAP (a)	$845,090	$837,709	$823,323	$810,362	$795,619
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	8,335	7,711	7,095	6,674	6,711
Less: Core deposit intangible	—	53	189	283	377
Tangible stockholders' equity - Non-GAAP (c)	$820,455	$813,645	$799,739	$787,105	$772,231

Total assets - GAAP (b)	$6,183,310	$6,476,540	$6,168,325	$6,240,446	$6,460,575
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	8,335	7,711	7,095	6,674	6,711
Less: Core deposit intangible	—	53	189	283	377
Tangible assets - Non-GAAP (d)	$6,158,675	$6,452,476	$6,144,741	$6,217,189	$6,437,187

Total stockholders' equity to total assets - GAAP (a/b)	13.67%	12.93%	13.35%	12.99%	12.31%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	13.32%	12.61%	13.02%	12.66%	12.00%

Number of shares outstanding (e)	20,587	20,826	20,896	20,915	20,908

Book value per share - GAAP (a/e)	$41.05	$40.22	$39.40	$38.75	$38.05
Tangible book value per share - Non-GAAP (c/e)	39.85	39.07	38.27	37.63	36.93

(4)
The efficiency ratio for continuing operations, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes net gains (losses) on sales, calls, and impairment of investment securities.

	Three Months Ended Jun. 30,		Six Months Ended Jun. 30,
(dollars in thousands)	2021	2020	2021	2020

Net interest income - GAAP	$49,638	$51,812	$103,016	$104,284
Noninterest income - GAAP	15,761	15,683	32,002	30,361
Less: Net gain (loss) on sales, calls, and impairment of debt and equity securities	(1)	16	(35)	40
Total adjusted income - Non-GAAP (a)	$65,400	$67,479	$135,053	$134,605

Noninterest expense - GAAP (b)	$43,290	$43,201	$87,399	$85,310

Efficiency Ratio from continuing operations- Non-GAAP (b/a)	66%	64%	65%	63%

	Three Months Ended
(dollars in thousands)	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020

Net interest income - GAAP	$49,638	$53,378	$55,028	$52,049	$51,812
Noninterest income - GAAP	15,761	16,241	16,697	19,400	15,683
Less: Net gain (loss) on sales, calls, and impairment of debt and equity securities	(1)	(35)	(12)	5	16
Total adjusted income - Non-GAAP (a)	$65,400	$69,654	$71,737	$71,444	$67,479

Noninterest expense - GAAP (b)	$43,290	$44,109	$45,734	$43,778	$43,201

Efficiency Ratio from continuing operations- Non-GAAP (b/a)	66%	63%	64%	61%	64%

(5)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(6)	“Core Bank” or “Core Banking” operations consist of the Traditional Banking, Warehouse Lending, and Mortgage Banking segments.

(7)	FTEs – Full-time-equivalent employees.

(8)	Republic Processing Group operations consist of the Tax Refund Solutions and Republic Credit Solutions segments.

(9)
The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due.

NM – Not meaningful

NA – Not applicable

CONTACT:
Republic Bancorp, Inc.
Kevin Sipes
Executive Vice President & Chief Financial Officer
(502) 560-8628